UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2017 (December 1, 2017)

OWL ROCK CAPITAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01190	47-5402460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 41st Floor New York, NY		10167
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 – Entry into a Material Definitive Agreement

On December 1, 2017, Owl Rock Capital Corporation (the “Company”) entered into an agreement with ZB, N.A. dba California Bank & Trust (“CB&T”) pursuant to which CB&T agreed to provide a $50 million commitment through the accordion feature in the Company’s subscription credit facility, dated August 1, 2016 (as amended by that certain first amendment to the revolving credit agreement, dated as of November 2, 2017 (the “Amendment”) and as further amended as of the date hereof, the “Facility”), increasing the aggregate commitments under the Facility from $850 million to $900 million. The Facility is subject to an automatic $50 million reduction of the commitment of Wells Fargo Bank, National Association (“Wells Fargo”) on January 2, 2018, unless Wells Fargo agrees to continue its increased commitment. The Facility still includes the accordion feature, which allows the Company, under certain circumstances, to increase the size of the Facility to a maximum of $900 million. There were no other amendments to the terms of the Facility.

The foregoing is only a summary of certain provisions of the Facility and is qualified in its entirety by the underlying agreement, which is filed as Exhibit 10.1 hereto and is incorporated into this Current Report on Form 8-K by reference, the Facility, filed on August 10, 2016 as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, and the Amendment, filed on November 8, 2017 as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017.

Item 2.03 – Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 – Financial Statements and Exhibits

Exhibit Number	Description

10.1	Lender Joinder Agreement, dated December 1, 2017, by and among Owl Rock Capital Corporation as Borrower and Wells Fargo Bank National Association as Administrative Agent, Letter of Credit Issuer and Lender

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Owl Rock Capital Corporation

December 4, 2017	By:	/s/ Alan Kirshenbaum
	Name:	Alan Kirshenbaum
	Title:	Chief Operating Officer and Chief Financial Officer